MEMBERS Life Insurance Company

February 24, 2023

VIA ELECTRONIC FILING

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, D.C. 20549

Re:	MEMBERS® Horizon Variable Annuity Account, File No. 811-23092

Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, the Registrant named above, a unit investment trust registered as an investment company under the Act, mailed its contract owners either the annual reports or a notice of online availability of shareholder reports as permitted under Rule 30e-3 of the Act for the management investment companies in which its subaccounts invest, which include the following:

American Funds Insurance Series®

American Funds IS Asset Allocation Fund (Series I)

American Funds IS the Bond Fund of America (Series I)

American Funds IS Growth Fund (Series I)

American Funds IS American High-Income Trust (Series I)

American Funds IS International Fund (Series I)
BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (Class I)

Columbia Threadneedle Investments

Columbia VP Emerging Markets Bond Fund (Class 1)

DFA Investment Dimensions Group Inc.

DFA VA International Small Portfolio (Institutional)

DFA VA International Value Portfolio (Institutional)

DFA VA U.S. Large Value Portfolio (Institutional)

DFA VA U.S. Targeted Value Portfolio (Institutional)

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund (Class 1)

Templeton Global Bond VIP Fund (Class 1)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Core Fixed Income Trust (Institutional)

Goldman Sachs VIT Government Money Market Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series I)

Invesco V.I. Small Cap Equity Fund (Series I)

Invesco Oppenheimer V.I. International Growth Fund® (Non-Service Shares)

Lazard Retirement Series, Inc.

Lazard Retirement Emerging Markets Equity Portfolio (Investor)

MFS® Variable Insurance Trust

MFS® Total Return Bond Series (Initial Class)

MFS® Utilities Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Variable Insurance Trust III

MFS® Blended Research® Small Cap Equity Portfolio (Initial Class)

Morgan Stanley

Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio (Class 1)

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio (Class 1)

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio (Institutional Class)

PIMCO VIT All Asset Portfolio (Institutional Class)

PIMCO VIT Real Return Portfolio (Institutional Class)

Putnam Variable Trust

Putnam VT High Yield Fund (IA)

Northern Lights Variable Trust

TOPS® Aggressive Growth ETF Portfolio (Class 1)

TOPS® Balanced ETF Portfolio (Class 1)

TOPS® Conservative ETF Portfolio (Class 1)

TOPS® Growth ETF Portfolio (Class 1)

TOPS® Moderate Growth ETF Portfolio (Class 1)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

Vanguard Variable Insurance Fund

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Diversified Value Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Money Market Portfolio

Vanguard VIF Real Estate Index Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard VIF Total Bond Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio

We understand these management investment companies have separately filed these annual reports with the Securities and Exchange Commission on Form N-CSR.

Please contact me at (608) 665-4184 if you have any questions regarding this filing.

Regards,

/s/ Britney Schnathorst

Britney Schnathorst Associate General Counsel